EXHIBIT 10.14
[This Agreement now between Harvey Geipel and Kingston Press, Inc., as assignee of Raven Press, Inc.]

                             LEASE

     THIS LEASE, made and entered into this 14th day of July, 1989, by and between HARVEY GEIPEL, hereinafter referred to as "LESSOR", and RAVEN PRESS, INC., a Wisconsin corporation, of Sussex, Wisconsin, hereinafter referred to as "LESSEE".

     1. Lessor does hereby lease, rent and let unto the said Lessee the industrial building located at N63 W22777 Main Street in the Sussex Industrial Park, in the Village of Sussex, Waukesha county, Wisconsin, more particularly described as follows:

     Land and building of approximately 57,600 square feet of space located and described on the attached Exhibit A, to hold for a term of five
(5) years beginning on the 1st day of September, 1989, and ending on the 31st day of August, 1994, unless extended or sooner terminated as hereinafter provided. The building is located on the real estate more particularly described as Lot 8 in Block 1 of Certified Survey Map No. 3793, recorded with the Waukesha County Register of Deeds as Document No. 1121332, Tax Key No. 242.008.

     2. For and in consideration of the leasehold so rented, Lessee shall pay to Lessor a base rent in the amount of $20,400.00, per month, due and payable in advance on the first day of each month of the lease term. Occupancy shall be given on the date of signing this lease, at which time the rent for September, 1989, shall be due. No rent shall be payable for the period from July 14 through August 31, 1989. The base monthly rental of $20,400.00 shall be adjusted annually on the anniversary date of the lease by the same percentage increase as the increase in the Milwaukee All Urban Consumer Price Index for the Milwaukee Metropolitan area, with the January, 1990, being the base year. In addition to this base rent, Lessee agrees to pay each month one-twelfth (1/12) of any increase in real estate taxes above the real estate taxes for the base year 1989. Such additional payments for tax increases shall be made each month with the rent payments. Written notice from Lessor shall show in reasonable detail the calculation of any increase in taxes.

     3. Lessee shall pay Lessor $20,400.00 upon the signing of this Lease as a security deposit and not as any portion of the rent. Lessor need not hold the security deposit in a separate trust fund. At the end of the Lease term, the security deposit shall be returned to Lessee within ten
(10) days after Lessee vacates the premises in broom-clean condition, after deducting the cost of any necessary repairs or extra-ordinary clean-up expenses or unpaid obligations of Lessee.

     4. Lessee will pay for all heat, gas, electric, water and sewer service for the leased premises. Lessee will provide and pay for its own telephone service. Lessor shall pay all real estate taxes on the premises, (subject to Lessee's responsibilit as described in Paragraph 1). Personal property taxes on Lessee's property, if any, shall be paid by Lessee, along with all sales, use, excise, income and other taxes connected with Lessee's operations. Lessor will pay all fire insurance premiums to cover insurance for fire, premises liability and casualty relating to the premises.

     5. Lessee may install its own removable partitions, equipment and fixtures which may be removed by Lessee at the end of the term or any renewal period, provided that upon vacating the premises' Lessee restores the premises to the condition prior to installation. Lessee will be responsible for maintenance of the interior of its leased premises and for the truck docks on the leased premises.

     The Lessor shall be responsible for the repair and the upkeep of the exterior of the property, including all major structural components, including roof repair and parking areas.

     Responsibility for the upkeep of meters and piping providing utility service to the property shall remain with the Lessor during the lease terms.

     The Lessee shall be responsible for maintaining the interior premises keeping them in a clean and tenantable condition and responsible for snowplowing, grass cutting and any other normal and routine exterior maintenance.

     6. Lessee will pay the said rent promptly to Lessor, at 9400 North 107th Street, Milwaukee, Wisconsin 53224, on the first day of each month during the said term.

     7. The premises herein leased and every part thereof shall, during said term, be used only for Lessee's printing business purposes and no other purpose without the consent of Lessor first had and obtained in writing, such consent shall not unreasonably withheld by Lessor, and will not use or keep in or about the said premises any article or thing which would anywise affect the validity of the Standard Fire Insurance Policy of the State of Wisconsin.

     8. Lessee shall keep the said premises in as good repair the same are in at the commencement of said term, reasonable use and wear thereof and damage by accidental fire or other accidents, not happening through the neglect of Lessee, only excepted. Lessee shall keep the said premises in a clean and tenantable condition. Lessee shall have a right to maintain signs on outer walls.

     9. Lessee shall obey all lawful orders, rules and regulations of the health officers, and all the health ordinances of Waukesha County and the Village of Sussex.

     10. In the event the leased premises shall be partially or totally destroyed by fire or other casualty insurable under full standard extended coverage insurance, as to become partially or totally untenantable, the same shall be repaired as speedily as possible at the expense of Lessor, and a just and proportionate part of the basic annual rent shall be abated until so repaired. If area of destroyed is greater than 70% of the total area of the premises, premises shall be deemed totally untenantable.

     11. If the Lessee shall abandon or vacate said premises before the expiration of said term, the Lessor shall be at liberty, at his option, to relet the same and apply the money derived from such reletting to the rent due or to become due on this Lease, and the Lessee shall remain liable for any deficiency and agrees to pay the same.

     12. For all purposes under this Lease, the parties hereto are identified as follows:


     Lessor:   Harvey Geipel
     9400 North 107th Street
     Milwaukee, Wisconsin 53224

     Lessee:   Raven Press, Inc.
     N63 W22777 Main Street
     Sussex, Wisconsin 53089

     Where formal notices are required, certified mail may be used in lieu of personal service.

     13. The Lessee agrees to purchase, maintain and carry, at all times during the term of this Lease, public liability insurance with limits of not less than $1,000,000, per occurrence, primary coverage, and a $1,000,000 umbrella policy, in a policy approved by Lessor. The Lessee will provide a Certificate of such insurance to Lessor.

     Lessor and Lessee mutually waive any and all right of subrogation which Lessor and Lessee, or their respective insurers, might have against the other or against the other party's insurer as the result of any loss or liability arising from the leasing, use or occupancy of the premises leased under this Lease. Upon request, Lessor and Lessee agree to obtain such Certificates from their respective insurance carriers as may be necessary to effect the waivers recited in this paragraph.

     14. At the end of the Lease term, Lessee shall have the right to remove Lessee's fixtures which can be removed without substantial damage to the premises. Any damage occasioned by the removal of said fixtures shall be repaired by Lessee.

     15. The Lessee shall keep the glass in the windows and doors in good repair and whole.

     16. The Lessee will repair all electric fixtures, plumbing fixtures, heating and air conditioning equipment, and other mechanical equipment on its leased premises.

     17. Lessor shall hold Lessee harmless and defend Lessee against any and all claims or liability for any injury or damage to any person in, on or about the premises, when such injury or damage shall be caused by the act, neglect, fault of or omission of any duty with respect to same by Lessor, its agents, servants and employees. Lessee will indemnify Lessor and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence, in, upon or at the leased premises. In case Lessor shall, without fault on its part, be made a party to any litigation commenced by or against Lessee, then Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by Lessor in connection with such litigation. Lessee shall also pay all costs, expenses and reasonable attorney fees that may be incurred or paid by Lessor in enforcing the covenants and agreements of this Lease.

     18. Lessee agrees within ten (10) days after request therefor by Lessor to execute the recordable form and deliver to Lessor a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement and termination of the term of this lease, (c) that rent is paid currently without any off-set or defense thereto, (d) the amount of rent, if any, paid in advance, and (e) that there are no uncured defaults by lessor or stating those claimed by Lessee provided that, in fact, such facts are accurate and ascertainable.

     19. Lessee shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Lessor covering the leased premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

     20. Lessee agrees that this Lease shall, at the request of Lessor, be subordinate to any first mortgages that may hereafter be placed upon said premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee named in said mortgages shall agree to recognize the lease of Lessee in the event of foreclosure if Lessee is not in default. Lessee also agrees that any mortgagee may elect to have this Lease a prior lien to its mortgage, and in the event of such election and upon notification by such mortgagee to Lessee to that effect, this Lease shall be deemed prior in lien to the said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage. Tenant agrees that, upon the request of Landlord, any mortgagee, it shall execute whatever instruments may be required to carry out the intention of this Paragraph 20.

     21. Failure of Lessee to execute any of the above instruments within fifteen (15) days upon written request so to do by Lessor shall constitute a breach of this Lease, and Lessor may, at its option, cancel this Lease and terminate Lessee's interest therein.

     22. Lessee will not, directly or indirectly, permit the leased premises to be occupied or used in whole or in part by any other person, firm or corporation, and will not sublet the same nor any part thereof, nor assign this lease without, in each case, first obtaining the written consent of Lessor. Lessor agrees not to unreasonably withhold its consent to any assignment or subletting or demised premises or any part thereof.
In the event such consent is given, Lessee shall remain liable to Lessor for the payment of rent then due or to become due, and the performance of all other obligations of Lessee hereunder for the balance of the lease term.

     Lessee may, at its expense, with Lessor's prior approval, modify or alter the demised premises in order to accommodate the requirements of a sublessee or assignee from Lessee. Such improvements so installed, not the trade fixtures of the sublessee or assignee, shall be subject to all of the conditions in favor of Lessor as set out in the Lease.

     23. Lessee shall not commit or suffer to be committed a waste upon the leased premises or any nuisance or other act thing which may disturb the quiet enjoyment of any other tenant in the building in which the leased remises may be located.

     24. In the event of any failure of Lessee to pay any rent or other charges due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such default shall have been mailed to Lessee, or Lessee shall abandon said premises or permit this Lease to be taken under any writ of execution, then Lessor, besides other rights or remedies it may have, shall have the right to declare this lease terminated and the term ended and/or shall have the immediate right of re-entry and may remove all persons and property from the leased premises, and such property may removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee, without evidence of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     25. Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or it may, from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises, or any part thereof, for such term or terms (which may be for a term extending beyond the term of this lease), and at such rental or rentals and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable. Upon such reletting all rentals and other sums received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time hereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorney fees and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

     26. In case suit shall be brought for recovery possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of the parties to be kept performed, and a breach shall be established, the prevailing party shall be entitled to their expenses incurred therefor, including a reasonable attorney fee.

     27. Neither this Lease, nor any interest therein, nor any estate thereby created, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operatiion of law.

     28. In the event the leasehold created hereby shall be taken in execution or by other process of law, or if Lessee shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Lessee shall be appointed by reason of Lessee's insolvency or inability to pay its debts, or if any assignment shall be made of Lessee's property for the benefit of creditors, then and in any such event, Lessor may, at its option, terminate this Lease and all rights of Lessee hereunder by giving to Lessee notice in writing of the election of Lessor to so terminate.

     29. Lessee shall not cause or give cause for the institution of legal proceedings seeking to have Lessee adjudicated bankrupt, reorganized or rearranged under the bankruptcy laws of the United States, and shall not cause or give cause for the appointment of a trustee or receiver for Lessee's assets, and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under the bankruptcy law or the appointment of a trustee or receiver of Lessee or its assets shall be conclusive evidence that Lessee caused, or gave cause therefor, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this paragraph shall be deemed a material breach of Lessee's obligation hereunder, and upon such breach of Lessee, Lessor may, at its option, and in addition to any other remedy available to lessor, terminate this Lease and all rights of Lessee hereunder, by giving to Lessee notice in writing of the election of Lessor to so terminate.

     30. Lessor or Lessor's agent shall, on prior notice, have the right to enter the leased premises at all reasonable times to examine the same, and to show them to prospective purchasers or mortgagees of the building, and to make such repairs, alterations, improvements or additions as Lessor may deem necessary or desirable, and Lessor shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Lessee in whole or in part, and the rent reserved shall in no wise abate while said repairs, alterations, improvements, or additions are being made by reason of loss or interruption of business of Lessee or otherwise, unless such presence by Lessor for repairs or alterations renders the premises totally untenantable as defined above in Paragraph 25. During the ninety (90) days prior to the expiration of the term of this Lease or any renewal term, Lessor may exhibit the premises to prospective tenants and place upon the premises the usual notice "To Let" and "For Rent" which notices Lessee shall permit to remain thereon without molestation, unless Lessee gives Lessor prior notice of its intent to extend or renew this Lease or to exercise its Option to Purchase.

     31. Lessee shall be responsible for and shall pay, before delinquency, all municipal, county, state and federal taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the leased premises by Lessee.

     33. Lessee shall give immediate notice to Lessor in case of fire or accidents in the leased premises or in the building of which the premises are a part, or of defects therein or in any fixtures or equipment.

     34. Any holding over after the expiration of the term hereof, with the consent of Lessor, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     35. All rights and liabilities herein given to, or imposed upon, the respective parties hereto, shall extend to and bind the several respective heirs, successors and assigns.

     36. Incorporated herein and made a part hereof is a Guaranty of this lease by Raven Press, Inc. and Woodhill Press, Inc.

     37. Upon payment by Lessee of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Lessee's part to be observed and performed, Lessee shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised, and any extension thereof, without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under Lessor, subject, nevertheless, to the terms and conditions or this Lease.

     38. One or more waivers of any covenant or condition by Lessor shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to render unnecessary Lessor's consent or approval to or of any subsequent similar act by Lessee. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Lessor, unless such waiver be in writing signed by Lessor.

     39. This lease, the Guaranty, the Exhibits and the Option of the same date, set forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the leased premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. No alteration, amendment, change or addition to this Lease or option shall be binding upon Lessor or Lessee unless reduced to writing and signed by each party.

     40. Any amount due from Lessee to Lessor hereunder which is not paid when due shall bear interest at the highest legal rate from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure the default by Lessee under this Lease.

     41. Extension of Lease Term. Lessee shall have the right and option to extend this Lease for one (1) additional term of five (5) years by giving Lessor written notice of such extension at least 180 days prior to the end of the original lease term or the first extension term, as the case may be. During any extension term, all the terms of the original Lease shall apply.

     And the Lessee expressly agrees to quit and deliver up said premises to the Lessor peaceably and quietly at the end of said term, and deliver the keys to the Lessor.
     This Lease shall be governed by the laws of the State of Wisconsin and shall be binding upon the parties hereto and upon their successors, personal representatives and assigns.

     IN WITNESS WHEREOF, the said parties have hereunto, interchangeably, set their hands and seals the day and year first above written.

HARVEY GEIPEL (Lessor)                  RAVEN PRESS, INC. (Lessee)


By: /s/ Harvey Geipel                   By: /s/ Bill Minick
   Harvey Geipel                           Bill Minick, President

                                   Attest:
                                        Murray Traub, Secretary

                           EXHIBIT A

              Legal Description of Leased Premises

Lot 8, Block 1, of Certified Survey Map No. 3793, recorded in Volume 29 of Certified Survey Maps on pages 141, 142, and 143, as Document No. 1121332, being a part of the Northwest 1/4 of Section 25, Town 8 North, Range 19 East, Village of Sussex, Waukesha County, Wisconsin.